Events after the reporting period	6 Months Ended
Dec. 31, 2018
Events after the reporting period
Events after the reporting period

33Events after the reporting period

33.1Dividends

An interim dividend of $0.09 per share, the pounds sterling equivalent of which was £11,610,000, was paid on 4 January 2019.

33.2Registrations

The playing registrations of certain footballers have been disposed of, subsequent to 31 December 2018, for total proceeds, net of associated costs, of £6,499,000. The associated net book value was £608,000. Also subsequent to 31 December 2018, Solidarity contributions, sell-on fees and contingent consideration totalling £219,000, became receivable in respect of previous playing registration disposals.

Subsequent to 31 December 2018 the playing registrations of certain players were acquired or extended for a total consideration, including associated costs, of £6,729,000.